UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 17, 2013

eLayaway, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No)

1650 Summit Lake Dr., Suite 103, Tallahassee, FL	32817
(Address of Principal Executive Offices)	(Zip Code)

(850) 583-5019
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 17, 2013, the Company issued 50,000,000 shares of its restricted common stock to Sergio Pinon for his services rendered as an officer and director of the Company.  That same day the Company issued 25,000,000 restricted shares of its common stock to Mr. Bruce Harmon for his past services rendered.  On October 18, 2013, the Company issued 12,756,800 restricted shares of its common stock to Mr. Harmon in exchange for Mr. Harmon’s payment of $14,501 worth of debt owed by the Company to American Express.  The above mentioned securities were issued in reliance on Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eLAYAWAY, INC.

Date: October 22, 2013	By:	/s/ Sergio A. Pinon
Sergio A. Pinon
Chief Executive Officer